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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): September 29, 1998





                         CarrAmerica Realty Corporation
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             (Exact name of registrant as specified in its charter)



        Maryland                       1-11706                   52-1796339
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)                 File No.)            Identification No.)



                   1850 K Street, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 729-7500




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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.


         Not applicable


ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         None.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Pro Forma Financial Information.

                  Attached hereto as Exhibit 99.1 are a pro forma condensed consolidated balance sheet (unaudited) at June 30, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the six months ended June 30, 1998 and the year ended December 31, 1997 relating to the Company.


         (b)      Exhibits

                  Exhibit
                  Number

                  99.1    Pro Forma Financial Information.

                          Pro forma condensed consolidated balance
                  sheet (unaudited) at June 30, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the six months ended June 30, 1998 and the year ended December 31, 1997 relating to the Company.




ITEM 8.   Change in Fiscal Year.

          Not applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: September 29, 1998



                                            CARRAMERICA REALTY CORPORATION



                                            By: /s/ Brian K. Fields
                                               ---------------------
                                                Brian K. Fields
                                                Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit
Number
-------

99.1              Pro Forma Financial Information.

                  Pro forma condensed consolidated balance sheet (unaudited) at June 30, 1998 and a pro forma condensed consolidated statements of operations (unaudited) for the six months ended June 30, 1998 and the year ended December 31, 1997 relating to the Company.